UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to the 2014 Stock Incentive Plan and 2014 Global Share Option Plan

As described below, on September 16, 2024, Brainstorm Cell Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), virtually via the internet, and the stockholders of the Company approved Amendment No. 4 to the 2014 Stock Incentive Plan, as amended, and Amendment No. 4 to the 2014 Global Share Option Plan, as amended (collectively, the “Amendments to the 2014 Plans”). The Amendments to the 2014 Plans amend each of the 2014 Stock Incentive Plan, as amended, and 2014 Global Share Option Plan, as amended, respectively (collectively, the “Original 2014 Plans”) to (i) increase the shared pool of shares of the Company’s common stock, par value $0.00005 per share (the “Common Stock”) available for issuance under the Company’s Original 2014 Plans by 8,000,000 shares of Common Stock, resulting in a shared pool of 13,600,000 shares of Common Stock, and (ii) extend the term of each of the Original 2014 Plans by ten years.

The Company’s officers and directors are among the persons eligible to receive awards under the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, in accordance with the terms and conditions thereunder. A detailed summary of the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, is set forth in Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on August 16, 2024 (the “Proxy Statement”). Such detailed summary of the Original 2014 Plans, as amended by the Amendments to the 2014 Plans and the foregoing description of the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, are qualified in their entirety by reference to the full text of the Original 2014 Plans and the Amendments to the 2014 Plans, copies of which are filed as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

During the Annual Meeting, the Company’s stockholders approved amendments to the Company’s certificate of incorporation, as amended, to (i) increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 (the “Authorized Share Increase Amendment”) and (ii) authorize the Board of Directors (the “Board”), in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio between 1-for-5 and 1-for-15, inclusive, without further approval or authorization of the Company’s stockholders (the “RSS Amendment”).

The Authorized Share Increase Amendment related to increasing the number of authorized shares of Common Stock to 250,000,000 shares became effective upon filing of the Certificate of Amendment to the certificate of incorporation with the Secretary of State of the State of Delaware on September 16, 2024. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The RSS Amendment related to the reverse stock split allows the Board to effect a reverse stock split between 1-for-5 and 1-for-15, inclusive, at any time on or before September 16, 2025, at the Board’s discretion.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1. Stockholders elected the seven (7) nominees (listed below) for election to the Company’s Board to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal, based upon the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Dr. Irit Arbel	24,307,140	5,036,227	24,890,951
Dr. Anthony Polverino	23,926,721	5,416,646	24,890,951
Dr. Jacob Frenkel	25,469,246	3,874,121	24,890,951
Uri Yablonka	25,441,965	3,901,402	24,890,951
Dr. Menghisteab Bairu	26,111,531	3,231,836	24,890,951
Nir Naor	23,928,445	5,414,922	24,890,951
Dr. Stacy Lindborg	26,155,027	3,188,340	24,890,951

2. Stockholders approved the proposal to ratify the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,943,565	1,050,750	3,240,003	0

3. Stockholders approved the Amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,626,189	11,045,643	562,486	0

4. Stockholders approved of amendments to the Company’s Original 2014 Plans to increase the shared pool of shares available for issuance under the Original 2014 Plans by 8,000,000 shares from 5,600,000 shares to 13,600,000 shares and extend the terms of the Original 2014 Plans by ten years each, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,524,249	8,592,455	226,663	24,890,951

5. Stockholders approved an amendment to the Company’s certificate of incorporation to authorize the Board, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio between 1-for-5 and 1-for-15, inclusive, without further approval or authorization of the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,880,098	11,293,834	60,386	0

6. The stockholders approved, on a non-binding advisory basis, holding advisory votes on the compensation of the Company’s named executive officers every three years, based upon the following vote:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
8,221,436	551,403	17,721,476	2,849,052	24,890,951

7. The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, based upon the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,439,724	2,640,861	3,262,782	24,890,951

Item 9.01    Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description
3.1*	Certificate of Amendment to the Brainstorm Cell Therapeutics Inc. Certificate of Incorporation.
10.1	Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K (File No. 000-54365) filed August 15, 2014.
10.2	Amendment No. 1 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 000-36641) filed May 11, 2016.
10.3	Amendment No. 2 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K (File No. 001-36641) filed November 30, 2018.
10.4	Amendment No. 3 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 001-36641) filed October 1, 2020.
10.5*	Amendment No. 4 to Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan.
10.6	Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K (File No. 000-54365) filed August 15, 2014.
10.7	Amendment No. 1 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Appendix B of the Definitive Proxy Statement on Schedule 14A (File No. 000-36641) filed May 11, 2016.
10.8	Amendment No. 2 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K (File No. 001-36641) filed November 30, 2018.
10.9	Amendment No. 3 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Appendix B of the Definitive Proxy Statement on Schedule 14A (File No. 001-36641) filed October 1, 2020.
10.10*	Amendment No. 4 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: September 16, 2024	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer